SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):             December 19, 2001
                                                              -----------------

                           Entheos Technologies, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)



Nevada                                0-30456                   98-0170247
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                         Identification Number)

15 Wertheim Court, Suite 311, Richmond Hill, Ontario                L4B 3H7
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:   (604) 659-5005
                                                      --------------


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant's Certifying Accountant.

None.

ITEM 5.  Other Events.

     On December 19, 2001, the Board of Directors of the Company passed a resolution canceling stock options for Kesar S. Dhaliwal, Harmel S. Rayat, and Herdev S. Rayat. Kesar S. Dhaliwal had a 1998 stock option plan for 192,000 shares. Harmel S. Rayat had a 1997 stock option plan for 24,000 shares. Herdev
S. Rayat had a 1997 stock option plan for 17,600 shares. The board resolution is attached to this Form 8K as an exhibit.

ITEM 6.  Resignations of Registrant's Director's

None.

ITEM 7.  Financial Statements and Exhibits.

None

ITEM 8.  Change in Fiscal Year.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ENTHEOS TECHNOLOGIES, INC.


                                                       By: /s/ Kesar S. Dhaliwal
                                                       -------------------------
                                                    Kesar S. Dhaliwal, President


Date: February 27, 2002